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                                                              EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To TeamStaff, Inc.:

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our report dated December 14, 1999, included in TeamStaff, Inc.'s Form 10-K for the year ended September 30, 1999, and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP


Roseland, New Jersey
June 28, 2000